Exhibit 99.3

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Balaji Venkataraman and Ryan Melkonian the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Progenics Pharmaceuticals, Inc. (the “Company”) directly or indirectly beneficially owned by Velan Capital, L.P. or any members of its Section 13(d) group (collectively, the “Velan Group”) and (ii) the solicitation of written consents or proxies that the Velan Group is considering to nominate and elect directors to the Company’s Board of Directors through a consent solicitation or any other method permitted under the Delaware General Corporation Law (the “Solicitation”). Such action shall include, but not be limited to:

1.                  executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Velan Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.                  executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.                  executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Velan Group;

4.                  performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.                  taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as each such attorney-in-fact may approve in each such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or each such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Velan Group unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of September 2019.

/s/ Gerard Ber
GERARD BER

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Balaji Venkataraman and Ryan Melkonian the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Progenics Pharmaceuticals, Inc. (the “Company”) directly or indirectly beneficially owned by Velan Capital, L.P. or any members of its Section 13(d) group (collectively, the “Velan Group”) and (ii) the solicitation of written consents or proxies that the Velan Group is considering to nominate and elect directors to the Company’s Board of Directors through a consent solicitation or any other method permitted under the Delaware General Corporation Law (the “Solicitation”). Such action shall include, but not be limited to:

1.                  executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Velan Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.                  executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.                  executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Velan Group;

4.                  performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.                  taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as each such attorney-in-fact may approve in each such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or each such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Velan Group unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of September 2019.

/s/ Eric J. Ende
ERIC J. ENDE

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Balaji Venkataraman and Ryan Melkonian the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Progenics Pharmaceuticals, Inc. (the “Company”) directly or indirectly beneficially owned by Velan Capital, L.P. or any members of its Section 13(d) group (collectively, the “Velan Group”) and (ii) the solicitation of written consents or proxies that the Velan Group is considering to nominate and elect directors to the Company’s Board of Directors through a consent solicitation or any other method permitted under the Delaware General Corporation Law (the “Solicitation”). Such action shall include, but not be limited to:

1.                  executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Velan Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.                  executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.                  executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Velan Group;

4.                  performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.                  taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as each such attorney-in-fact may approve in each such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or each such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Velan Group unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of September 2019.

/s/ Ann Macdougall
ANN MACDOUGALL

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Balaji Venkataraman and Ryan Melkonian the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Progenics Pharmaceuticals, Inc. (the “Company”) directly or indirectly beneficially owned by Velan Capital, L.P. or any members of its Section 13(d) group (collectively, the “Velan Group”) and (ii) the solicitation of written consents or proxies that the Velan Group is considering to nominate and elect directors to the Company’s Board of Directors through a consent solicitation or any other method permitted under the Delaware General Corporation Law (the “Solicitation”). Such action shall include, but not be limited to:

1.                  executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Velan Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.                  executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.                  executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Velan Group;

4.                  performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.                  taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as each such attorney-in-fact may approve in each such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or each such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Velan Group unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of September 2019.

/s/ Heinz Mäusli
HEINZ MÄUSLI

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Balaji Venkataraman and Ryan Melkonian the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Progenics Pharmaceuticals, Inc. (the “Company”) directly or indirectly beneficially owned by Velan Capital, L.P. or any members of its Section 13(d) group (collectively, the “Velan Group”) and (ii) the solicitation of written consents or proxies that the Velan Group is considering to nominate and elect directors to the Company’s Board of Directors through a consent solicitation or any other method permitted under the Delaware General Corporation Law (the “Solicitation”). Such action shall include, but not be limited to:

1.                  executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Velan Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.                  executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.                  executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Velan Group;

4.                  performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.                  taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as each such attorney-in-fact may approve in each such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or each such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Velan Group unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of September 2019.

/s/ David W. Mims
DAVID W. MIMS